SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:  January 15, 1998



                     CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


       VIRGINIA                    1-12875                  54-1589139
       (State of                  (Commission               (IRS Employer
     Incorporation)               File Number)           Identification No.)


         306 East Main Street
         Richmond, Virginia                          23219
         (Address of principal                     (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                     CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                        Page No.
                                                                        --------

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

         a.       Independent Auditors' Report
                  (Stone Point Apartments (formerly Sterling Point))

                  Historical Statement of Income
                  and Direct Operating Expenses
                  (Stone Point Apartments (formerly Sterling Point))

                  Note to Historical Statement of Income
                  and Direct Operating Expenses
                  (Stone Point Apartments (formerly Sterling Point))

         b.       Pro Forma Balance Sheet as of December 31, 1997
                  (unaudited)

                  Pro Forma Statement of Operations
                  for the year ended December 31, 1997
                  (unaudited)


         c.       Exhibit

                  23.1     Consent of Independent Auditors
                           (Stone Point Apartments (formerly Sterling Point))

        The Company hereby amends Items 7.a, 7.b and 7.c, of its Current Report on Form 8-K dated January 15, 1998 as follows:

                                   ITEM 7.a.

                       [L.P. Martin & Company Letterhead]
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia





        We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Sterling Point Apartments located in Charlotte, North Carolina for the twelve month period ended December 31, 1997. This statement is the responsibility of the management of Sterling Point Apartments. Our responsibility is to express an opinion on this statement based on our audit.



        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

        In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Sterling Point Apartments (as defined above) for the twelve month period ended December 31, 1997, in conformity with generally accepted accounting principles.





Richmond, Virginia
February 5, 1998                               /s/ L.P. Martin & Co., P.C.

                           STERLING POINT APARTMENTS



         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED DECEMBER 31, 1997


INCOME
------

  Rental and Other Income                            $  1,346,251

DIRECT OPERATING EXPENSES
-------------------------
  Administrative and Other                                114,801
  Insurance                                                 6,131
  Repairs and Maintenance                                 203,373
  Taxes, Property                                          93,573
  Utilities                                                61,524
                                                          -------
     TOTAL DIRECT OPERATING EXPENSES                      479,402
                                                          -------
  Operating income exclusive of items not
  comparable to the proposed future operations
  of the property                                    $    866,849
                                                     ============


See accompanying notes to the financial statement.

                           STERLING POINT APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED DECEMBER 31, 1997





NOTE 1 - ORGANIZATION

Sterling Point Apartments is a 192 unit garden style apartment complex located on 19.67 acres in Charlotte, North Carolina. The assets comprising the property were owned by Sterling Apartments, LLC, an entity unaffiliated with Cornerstone Realty Income Trust, Inc., during the financial statement period. Cornerstone Realty Income Trust, Inc. subsequently purchased the property.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are property depreciation, amortization and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management of make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                   Item 7.b.

Pro Forma Consolidated Balance Sheet as of December 31, 1997 (unaudited)

The Unaudited Pro Forma Consolidated Balance Sheet gives effect to the property acquisition in January 1998 as having occurred on January 1, 1997, using the Company's line of credit.


The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at December 31, 1997, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.






                                                                 Historical        Stone Point
                                                                  Balance           Pro Forma           Total
                                                                   Sheet           Adjustments        Pro Forma
                                                             --------------------------------------------------------
Date of acquisition                                                                   1/15/98

ASSETS
Investment in rental property
   Land                                                              76,812,953         1,164,000         77,976,953
   Building and improvements                                        402,545,094         8,536,000        411,081,094
   Furniture and fixtures                                             8,217,149                 -          8,217,149
                                                             --------------------------------------------------------
                                                                    487,575,196         9,700,000        497,275,196
   Less accumulated depreciation                                    (27,486,630)                -        (27,486,630)
                                                             --------------------------------------------------------
                                                                    460,088,566         9,700,000        469,788,566

   Cash and cash equivalents                                          4,513,986                 -          4,513,986
   Prepaid expenses                                                     797,484                 -            797,484
   Other assets                                                       8,786,414                 -          8,786,414
                                                             --------------------------------------------------------
                                                                     14,097,884                 0         14,097,884
                                                             --------------------------------------------------------

                                                                    474,186,450         9,700,000        483,886,450
                                                             ========================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
   Notes payable                                                    151,569,147         9,700,000        161,269,147
   Accounts payable                                                   3,812,578                 -          3,812,578
   Accrued expenses                                                   1,158,014                 -          1,158,014
   Rents received in advance                                            463,997                 -            463,997
   Tenant security deposits                                           1,854,462                 -          1,854,462
                                                             --------------------------------------------------------
                                                                    158,858,198         9,700,000        168,558,198

Shareholders' equity
   Common stock                                                     349,135,379                 -        349,135,379
   Deferred compensation                                                (62,976)                -            (62,976)
   Distributions greater than  net income                           (33,744,151)                -        (33,744,151)
                                                             --------------------------------------------------------
                                                                    315,328,252                 0        315,328,252
                                                             --------------------------------------------------------

                                                                    474,186,450         9,700,000        483,886,450
                                                             ========================================================


Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if 11 of the 13 Property acquisitions during 1997and the 1998 property acquisition had occurred on January 1, 1997. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.





                                                    Historical        1997                          Pro Forma    Stone Point
                                                   Statement of   Acquisitions   Pro Forma         Before 1998    Pro Forma
                                                    Operations    Adjustments   Adjustments        Acquisition   Adjustments
                                                   --------------------------------------------------------------------------
Date of Acquisition                                          -             -              -                 -       1/15/98

Rental and other income                            $71,970,624     8,176,747              -       $80,147,371   $ 1,346,251
Rental expenses:
    Property and maintenance                        19,494,692     2,524,622              -        22,019,314       379,698
    Taxes and insurance                              6,075,991       608,815              -         6,684,806        99,704
    Property management                              1,769,272             -              -         1,769,272             -
    General and administrative                       1,351,667             -              -         1,351,667             -
    Amortization and other depreciation                 56,075             -              -            56,075             -
    Depreciation of rental property                 15,163,593             -      1,514,811(A)     16,678,404             -
    Other                                            1,200,669             -              -         1,200,669             -
    Management contract termination                    402,907             -              -           402,907             -
                                                   --------------------------------------------------------------------------

Total Expenses                                      45,514,866     3,133,437      1,514,811        50,163,114       479,402

Income before interest income (expense)             26,455,758     5,043,310     (1,514,811)       29,984,257       866,849
Interest income                                        331,114             -              -           331,114             -
Interest expense                                    (7,561,319)            -     (2,411,653)(B)    (9,972,972)            -
                                                   --------------------------------------------------------------------------

Net Income                                         $19,225,553     5,043,310    ($3,926,464)      $20,342,399      $866,849

Net income per share                                     $0.59
                                                    ==========

Wgt. avg. number of shares outstanding              32,617,823                    2,041,545(C)     34,659,368
                                                    ==========                  ===========        ==========





                                                 Pro Forma          Total
                                                Adjustments       Pro Forma
                                              -------------------------------

Date of Acquisition                                       -                -

Rental and other income                                   -      $81,493,622
Rental expenses:
    Property and maintenance                              -       22,399,012
    Taxes and insurance                                   -        6,784,510
    Property management                                   -        1,769,272
    General and administrative                            -        1,351,667
    Amortization and other depreciation                   -           56,075
    Depreciation of rental property                 310,400(A)    16,988,804
    Other                                                 -        1,200,669
    Management contract termination                       -          402,907
                                              -------------------------------

Total Expenses                                      310,400       50,952,916

Income before interest income (expense)            (310,400)      30,540,706
Interest income                                           -          331,114
Interest expense                                   (660,570)(B)  (10,633,542)
                                              ------------------------------

Net Income                                        ($970,970)     $20,238,278

Net income per share                                                   $0.58
                                                                  ===========

Wgt. avg. number of shares outstanding                    -       34,659,368
                                                  =========        ==========



(A) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(B) Represents the interest expense for the properties purchased with the Company's unsecured line of credit or other unsecured financing. Total purchase price of $63,851,388 for 1997 acquisitions (8 properties) and total purchase price of $9,700,000 for the 1998 acquisition for the period in which properties were not owned for the year ended December 31, 1997. Interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(C) Represents additional common shares used to purchase Ashley Run, Carlyle, Charleston Place and a portion of Dunwoody based upon purchase prices of $18,000,000, $11,580,000, $9,475,000 and $10,560,312 (total purchase price of
Dunwoody was $15,200,000), respectively and common shares issued in April, 1997 with net proceeds of $9.5875 per share to the Company.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997.


                                                     Westchase     Paces Arbor   Paces Forest    Ashley Run     Carlyle Club
                                                     Pro Forma      Pro Forma      Pro Forma      Pro Forma      Pro Forma
                                                    Adjustments    Adjustments    Adjustments    Adjustments    Adjustments
                                                    -----------    ------------   ------------   -----------    ------------
Date of Acquisition                                   1/15/97        3/1/97         3/1/97         4/30/97        4/30/97

Property operations
  Revenues from rental properties                      $166,656      $128,993       $154,702       $916,820         $637,842
  Rental expenses:
     Property management                                 54,436        35,902         37,110        246,537          205,723
     Taxes and insurance                                 16,024         8,094          9,108         69,240           46,970
     General and administrative                               -             -              -              -               -
     Amortization                                             -             -              -              -               -
     Depreciation of rental property                          -             -              -              -               -
     Other                                                    -             -              -              -               -
                                                        ---------------------------------------------------------------------
                                                         70,460        43,996         46,218        315,777          252,693

Income before interest income (expense)                  96,196        84,997        108,484        601,043          385,149
Interest income                                               -             -              -              -                -
Interest expense                                              -             -              -              -                -
                                                        ---------------------------------------------------------------------

Net Income                                              $96,196       $84,997       $108,484       $601,043         $385,149
                                                        =====================================================================




                                                                                                                 Remington
                                                     Charleston      Dunwoody       Clarion       St. Regis        Place
                                                     Pro Forma       Pro Forma     Pro Forma      Pro Forma      Pro Forma
                                                    Adjustments     Adjustments   Adjustments    Adjustments    Adjustments
                                                    ------------    -----------   -----------    -----------    -----------

Date of Acquisition                                   5/13/97         7/25/97       9/30/97       10/31/97        10/31/97

Property operations
  Revenues from rental properties                       $536,210    $1,437,230      $1,141,473    $1,100,453        $918,833
  Rental expenses:
     Property management                                 169,807       451,935         442,582       294,153         262,938
     Taxes and insurance                                  34,987       144,766          59,664        64,195          60,505
     General and administrative                               -              -              -             -               -
     Amortization                                             -              -              -             -               -
     Depreciation of rental property                          -              -              -             -               -
     Other                                                    -              -              -             -               -
                                                 ---------------------------------------------------------------------------
                                                         204,794       596,701         502,246       358,348         323,443

Income before interest income (expense)                  331,416       840,529         639,227       742,105         595,390
Interest income                                                -             -               -             -               -
Interest expense                                               -             -               -             -               -
                                                 ---------------------------------------------------------------------------

Net Income                                              $331,416      $840,529        $639,227      $742,105        $595,390
                                                 ===========================================================================




                                                     Stone Brooke       1997
                                                       Pro Forma    Acquisition
                                                      Adjustments   Adjustments
                                                      -----------   ------------

Date of Acquisition                                    10/31/97

Property operations
  Revenues from rental properties                      $1,037,535     $8,176,747
  Rental expenses:                                              -
     Property management                                  323,499      2,524,622
     Taxes and insurance                                   95,262        608,815
     General and administrative                                -               -
     Amortization                                              -               -
     Depreciation of rental property                           -               -
     Other                                                     -               -
                                                  ------------------------------------------
                                                          418,761      3,133,437

Income before interest income (expense)                   618,774      5,043,310
Interest income                                                 -              -
Interest expense                                                -              -
                                                  ------------------------------------------

Net Income                                               $618,774     $5,043,310
                                                  ==========================================






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CORNERSTONE REALTY INCOME TRUST, INC.


Date: March  , 1998                      By:/s/ Stanley J. Olander, Jr.
                                            ----------------------------
                                                Stanley J. Olander, Jr.
                                                Chief Financial Officer
                                                of  Cornerstone Realty Income
                                                Trust, Inc.



                                   ITEM 7.c.


                                 EXHIBIT INDEX

                     Cornerstone Realty Income Trust, Inc.

                  Form 8-K/A to Form 8-K dated January 15,1998




Exhibit Number                 Exhibit                                  Page Number
--------------                 -------                                  -----------
23.1              Consent of Independent Auditors
                  (Stone Point Apartments (formerly Sterling Point))

                       [L.P. Martin & Company Letterhead]
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311


                        Consent of Independent Auditors'







The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia





        We consent to the use of our report dated February 5, 1998 with respect to the statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Sterling Point apartments for the twelve month period ended December 31, 1997, for inclusion in the following registration statements of Cornerstone Realty Income Trust, Inc.



Registration Statement Number           Description



         333-24871               Form S-8, pertaining to the Company's
                                 1992 Non-Employee Directors Stock
                                 Option Plan, Special Non-Employee
                                 Directors Stock  Option Plan and Non-
                                 Employee Directors Fees Plan



         333-24875               Form S-8, pertaining to the Company's 1992
                                 Incentive Plan



         333-34441               Form S-3,  Shelf Registration Statement,
                                 pertaining to the registration of $200 million of Common Stock, Preferred Stock and
                                 Debt Securities



         333-19187               Form S-3, pertaining to the Company's
                                 Dividend Reinvestment and Stock Option
                                 Plan









Richmond, Virginia                                   /s/ L.P. Martin & Co., P.C.
March 24, 1998